SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               GEOKINETICS, INC.
                (Name of Registrant as Specified in its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                                GEOKINETICS INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 20, 1997

         Notice is hereby given that the Annual Meeting of Stockholders of Geokinetics Inc., a Delaware corporation (the "Company"), will be held at the Marathon Oil Tower, 5555 San Felipe, 10th Floor, Conference Center, Houston, Texas 77056, at 10:00 a.m. on November 20, 1997, for the following purposes:

         1.       To elect four directors;

         2. To authorize the approval of the amendment to the Company's 1995 Stock Option Plan;

         3.       To authorize the approval of the Company's 1997 Stock Awards
                  Plan;

         4. To authorize an amendment to the Company's Certificate of Incorporation (i) increasing the number of authorized shares of the Company's Common Stock from 15,000,000 to 100,000,000 shares and (ii) changing the par value of the Company's Common Stock from $.20 to $.01 par value per share;

         5. To ratify the appointment of Tsakopulos, Brown, Schott & Anchors as the Company's independent public accountants; and

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board recommends the election of the nominees for directors named in the accompanying Proxy Statement, approval of the proposed amendment to the Company's 1995 Stock Option Plan, approval of the Company's 1997 Stock Awards Plan, approval of the proposed amendment to the Certificate of Incorporation, and ratification of the appointment of Tsakopulos, Brown, Scott & Anchors as the Company's independent public accountants.

         Stockholders of record at the close of business on October 20, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously returned a Proxy.

                                         By Order of the Board of Directors

                                         /s/ MICHAEL HALE
                                         MICHAEL HALE
                                         SECRETARY

Houston, Texas
October ___, 1997

         PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                GEOKINETICS INC.
                                   ----------

                                 PROXY STATEMENT

                       1997 ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 20, 1997

                                   -----------

                SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

GENERAL

         The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Geokinetics Inc. (the "Company"), to be voted at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the time, place and for the purposes set forth in the foregoing Notice. This Proxy Statement and the accompanying proxy are being mailed to stockholders beginning on or about October 27, 1997.


RECORD DATE; OUTSTANDING SHARES

         Only stockholders of record at the close of business on October 20, 1997 (the "Record Date"), are entitled to receive notice of and to vote at the meeting. The outstanding voting securities of the Company as of September 30, 1997 consisted of (i) 10,860,788 shares of the Company's Common Stock, $.20 par value (the "Common Stock"), (ii) 187,500 shares of the Company's Series A Preferred Stock, $10.00 par value (the "Series A Preferred," which are convertible into an aggregate of 2,500,000 shares of Common Stock upon filing of the "Share Amendment" described under "Amendment to Certificate of Incorporation" and entitled to cast such number of votes as the number of shares of Common Stock into which they are convertible), and (iii) 100,000 shares of the Company's Series B Preferred Stock, $10.00 par value (the "Series B Preferred," which are convertible into an aggregate of 1,333,333 shares of Common Stock on or after January 1, 1998 and entitled to cast such number of votes as the number of shares of Common Stock into which they are convertible). For information regarding holders of more than 5% of the outstanding voting securities of the Company, see "Security Ownership Of Certain Beneficial Owners and Management."


REVOCABILITY OF PROXIES

         Any stockholder giving a proxy has the power to revoke the proxy at any time prior to its exercise by executing a subsequent proxy, by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy in person. All written notices of revocation or other communications with respect to the revocation of proxies should be addressed to the Company's principal executive offices as follows: Geokinetics Inc., 5555 San Felipe, Suite 780, Houston, Texas 77056, Attention: Michael Hale, Secretary. Shares represented by a duly executed proxy received prior to the Annual Meeting will be voted in accordance with the instructions indicated on the proxy.

VOTING; QUORUM; ABSTENTIONS; BROKER NON-VOTES

         Every stockholder of record on the Record Date is entitled to vote on each proposal or item that comes before the meeting. Stockholders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the Record Date. Stockholders of Series A Preferred and Series B Preferred are entitled to cast such number of votes in person or by proxy equal to the number of shares of Common Stock into which such shares of Preferred Stock held in their name on the Record Date could be subsequently converted. Stockholders representing a majority of the votes represented by the Common Stock and the Preferred Stock outstanding and entitled to vote on the Record Date must be present or represented by proxy to constitute a quorum. Abstentions will be counted for purposes of determining both (i) the presence or non-presence of a quorum for the transaction of business, and (ii) the total number of votes cast with respect to a proposal. Thus, abstentions will have the same effect as a vote against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal.


SOLICITATION

         The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the solicitation by mail, certain regular employees of the Company may solicit proxies by telephone or telecopy or in person. No specially engaged employees or solicitors will be retained by the Company for proxy solicitation purposes. The Company may request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding this material.


DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the 1998 Annual Meeting must be received by the Company no later than December 31, 1997 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

CHANGE IN CONTROL

         A change in control of the Company occurred effective on July 18, 1997. The Company entered into a Securities Purchase and Exchange Agreement dated July 18, 1997 (the "Purchase Agreement") with Blackhawk Investors, L.L.C. ("Blackhawk"), William R. Ziegler ("Ziegler"), and Steven A. Webster ("Webster") (Blackhawk, Ziegler and Webster being sometimes referred to collectively as the "Blackhawk Group"). Pursuant to the Purchase Agreement, the Blackhawk Group acquired (i) 5,500,000 newly-issued shares of Common Stock, (ii) 187,500 newly-issued shares of Series A Preferred, and (iii) Shadow Warrants to purchase up to an additional 7,104,104 shares of Common Stock at a price of $.20 per share, subject to adjustment, in exchange for (x) an aggregate of $5,500,000 in cash paid to the Company and (y) the exchange of certain indebtedness in the principal amount of $500,000 owed by the Company to Ziegler and Webster. The Shadow Warrants issued to the Blackhawk Group are only exercisable in the event that certain warrants previously issued by the Company are exercised in the future.

         On September 30, 1997, the Company entered into a subsequent Securities Purchase Agreement (the "Subsequent Purchase Agreement") confirming the terms of a letter agreement pursuant to which Blackhawk invested an additional $1,000,000 in cash in the Company on July 24, 1997. Pursuant to the terms of the Subsequent Purchase Agreement between the Company and Blackhawk, the Company issued to Blackhawk (i) 100,000 shares of Series B Preferred and (ii) a Shadow Warrant to purchase an additional 1,100,255 shares of Common Stock on the same terms as the other Shadow Warrants, in consideration of the additional $1,000,000 investment in the Company made by Blackhawk. The terms of the Series B Preferred are identical to the terms of the Series A Preferred except that the Series B Preferred will automatically be converted into shares of Common Stock on the later of January 1, 1998 or the filing of the Share Amendment (as defined in Proposal 3 below), while the Series A Preferred will automatically be converted into shares of Common Stock upon the filing of the Share Amendment.

         The shares of Common Stock acquired by the Blackhawk Group, pursuant to the Purchase Agreement and the Subsequent Purchase Agreement, represent 63.5% of the Company's outstanding Common Stock as of September 30, 1997, assuming the conversion of the Series A Preferred into 2,500,000 shares of Common Stock, and the conversion of the Series B Preferred into 1,333,333 shares of Common Stock, in each case, as of such date.

         The source of funds for the $6,500,000 aggregate purchase price for the securities of the Company purchased by Blackhawk pursuant to the Purchase Agreement and the Subsequent Purchase Agreement was the offering and sale of limited liability company interests in Blackhawk in a private placement transaction. The source of funds for the $500,000 aggregate purchase price for the securities of the Company acquired by Webster and Ziegler pursuant to the Purchase Agreement was the surrender to the Company of the Senior Notes, in the aggregate principal amount of $500,000. The source of funds for the $500,000 subscription price for the Senior Notes and bridge loan warrants acquired by Webster and Ziegler as part of the bridge financing (see "Certain Transactions - $500,000 Bridge Financing" below) was a draw down by Webster and Ziegler under a joint demand line of credit facility issued by Citibank N.A. in their favor.

         The Purchase Agreement further provided that the Company would effect several changes in its Board and senior management. William H. Murphy, a director of the Company since August, 1994, Herbert H. Hedick, a director of the Company since April, 1995, and Michael Hale, a director of the Company since August, 1994, would resign effective upon the consummation of the transactions contemplated under the Purchase Agreement, and Messrs. Ziegler and Webster would serve as directors of the Company to fill the resignations, with one new director to be designated later. Furthermore, upon the consummation of the transactions contemplated by the Purchase Agreement, the following changes in senior management would take place: (i) Lynn
A. Turner would enter into an employment agreement with the Company, pursuant to which he would serve as the President and Chief Operating Officer of the Company, with overall responsibility for geophysical operations, (ii) Michael A. Dunn would enter into an employment agreement with the Company, pursuant to which Mr. Dunn would serve as the Vice President and Chief Technical Officer of the Company, and (iii) Thomas J. Concannon would enter into an employment agreement with the Company, pursuant to which Mr. Concannon would serve as the Vice President and Chief Financial Officer of the Company.

SECURITY OWNERSHIP SUMMARY

         The following table sets forth, as of September 30, 1997, the number of shares of the Company's voting securities beneficially owned by (i) each person known by the Company (based on filings under Section 13(d) or 13(g) of the Exchange Act) to be the holder of more than five percent of its voting securities, (ii) each director or nominee for election as a director, and (iii) all of the Company's directors and officers as a group. Unless otherwise indicated, each holder has sole voting and investment power with respect to the shares of the Company's voting securities owned by such holder.

       NAME AND ADDRESS
      OF BENEFICIAL OWNER                                       AMOUNT AND NATURE OF                 PERCENT OF
           OF GROUP                  TITLE OF CLASS             BENEFICIAL OWNERSHIP                  CLASS (1)
           --------                  --------------             --------------------                  ---------
Jay D. Haber                             Common                 1,139,602 shares (2)                   10.4 %
5555 San Felipe, Suite 780
Houston, TX  77056

Michael Hale                             Common                   847,054 shares (3)                    7.7 %
5555 San Felipe, Suite 780
Houston, TX  77056

Steven A. Webster                        Common                 9,014,582 shares (4)                   61.7 %
c/o Falcon Drilling
Company, Inc.                      Series A Preferred             179,687 shares (5)                    95.8 %
1900 West Loop South
Suite 1800                         Series B Preferred             100,000 shares (6)                     100 %
Houston, TX  77027

William R. Ziegler                       Common                 9,064,596 shares (7)                   61.9 %
c/o Parson & Brown
666 Third Avenue                   Series A Preferred             179,688 shares (5)                    95.8 %
New York, NY  10017
                                   Series B Preferred             100,000 shares (6)                     100 %

Christopher M. Harte                     Common                         0 shares                           0 %
364 Spring Street
Portland, ME  04102                Series A Preferred                   0 shares                           0 %

                                   Series B Preferred                   0 shares                           0 %

       NAME AND ADDRESS
      OF BENEFICIAL OWNER                                       AMOUNT AND NATURE OF                 PERCENT OF
           OF GROUP                  TITLE OF CLASS             BENEFICIAL OWNERSHIP                  CLASS (1)
           --------                  --------------             --------------------                  ---------
Blackhawk Investors, L.L.C.              Common                 7,333,334 shares (8)                    55.8 %
c/o Blackhawk Capital
Partners                           Series A Preferred             171,875 shares                        91.7 %
3662 Piping Rock
Houston, TX 77027                  Series B Preferred             100,000 shares                         100 %

Blackhawk Capital                        Common                 7,333,334 shares (9)                    55.8 %
Partners
3662 Piping Rock                   Series A Preferred             171,875 shares (10)                   91.7 %
Houston, TX 77027
                                   Series B Preferred             100,000 shares (6)                     100 %
                                         Common                12,935,800 shares (11)                   78.8 %

                                   Series A Preferred             187,500 shares                         100 %

All Directors and Executive
Officers as a Group                Series B Preferred             100,000 shares                         100 %

----------
(1) These percentages are calculated on the basis of 10,860,788 shares of Common Stock, 187,500 shares of Series A Preferred (entitled to cast, in the aggregate, 2,500,000 votes), and 100,000 shares of Series B Preferred (entitled to cast, in the aggregate, 1,333,333 votes), outstanding on September 30, 1997, plus, with respect to each person or entity listed, such number of shares of Common Stock as such person or entity has the right to acquire within 60 days pursuant to options, warrants, conversion privileges (inclusive of those contained in the Series A Preferred Stock) or other rights held by such person or entity. Certain shares are deemed beneficially owned by more than one person or entity listed in the table.

(2) Includes 80,000 shares of Common Stock purchasable pursuant to options granted to Mr. Haber under the 1995 Stock Option Plan; excludes an aggregate of 600,000 shares of Common Stock purchasable pursuant to options granted to Mr. Haber subject to vesting requirements that have not yet been satisfied.

(3) Includes 80,000 shares of Common Stock purchasable pursuant to options granted to Mr. Hale under the 1995 Stock Option Plan; excludes an aggregate of 300,000 shares of Common Stock purchasable pursuant to options granted to Mr. Hale subject to vesting requirements that have not yet been satisfied.

(4) Includes (i) 229,166 shares of Common Stock owned of record by Mr. Webster, (ii) 104,160 shares of Common Stock issuable to Mr. Webster upon conversion of the Series A Preferred owned of record by Mr. Webster, (iii) 1,347,922 (after adjustment upon the issuance of an aggregate of 5,900,000 shares of Common Stock on July 18, 1997 and assuming the conversion of the Series A Preferred into 2,500,000 shares of Common Stock, but not assuming the conversion of the Series B Preferred into shares of Common Stock) shares of Common Stock issuable pursuant to common stock warrants owned by Mr. Webster, and (iv) the
         (A) 5,041,667
         shares of Common Stock owned of record by Blackhawk and (B) the 2,291,667 shares of Common Stock issuable to Blackhawk upon the conversion of the Series A Preferred owned of record by Blackhawk, in each case, since Mr. Webster is one of two partners of Blackhawk Capital Partners, the sole managing member of Blackhawk; excludes any shares of Common Stock issuable to Mr. Webster or Blackhawk pursuant to the Shadow Warrants and any shares of Common Stock issuable to Blackhawk upon the conversion of the Series B Preferred into shares of Common Stock.

(5) Includes 171,875 shares of Series A Preferred owned of record by Blackhawk.

(6) Refers to 100,000 shares of Series B Preferred owned of record by Blackhawk.

(7) Includes (i) the 229,167 shares of Common Stock owned of record by Mr. Ziegler, (ii) the 104,173 shares of Common Stock issuable to Mr. Ziegler upon the conversion of the Series A Preferred owned of record by Mr. Ziegler, (iii) 1,347,922 (after adjustment upon the issuance of an aggregate of 5,900,000 shares of Common Stock on July 18, 1997 and assuming the conversion of the Series A Preferred into 2,500,000 shares of Common Stock, but not assuming the conversion of the Series B Preferred into shares of Common Stock) shares of Common Stock issuable pursuant to common stock warrants owned by Mr. Ziegler, (iv) the 50,000 shares of Common Stock issuable to Mr. Ziegler upon the exercise of options owned by Mr. Ziegler, and (v) the (A) 5,041,667 shares of Common Stock owned of record by Blackhawk and (B) the 2,291,667 shares of Common Stock issuable to Blackhawk upon the conversion of the Series A Preferred owned of record by Blackhawk, in each case, since Mr. Ziegler is one of two partners of Blackhawk Capital Partners, the sole managing member of Blackhawk; excludes any shares of Common Stock issuable to Mr. Ziegler or Blackhawk pursuant to the Shadow Warrants and any shares of Common Stock issuable to Blackhawk upon the conversion of the Series B Preferred into shares of Common Stock.

(8) Includes the 2,291,667 shares of Common Stock issuable to Blackhawk upon the conversion of the Series A Preferred owned of record by Blackhawk; excludes any shares of Common Stock issuable to Blackhawk upon conversion of the Shadow Warrants and any shares of Common Stock issuable to Blackhawk upon the conversion of the Series B Preferred into shares of Common Stock.

(9) Refers to (i) the 5,041,667 shares of Common Stock owned of record by Blackhawk and (ii) the 2,291,667 shares of Common Stock issuable to Blackhawk upon the conversion of the Series A Preferred owned of record by Blackhawk, in each case, since Blackhawk Capital Partners is the sole managing member of Blackhawk; excludes any shares of Common Stock issuable to Blackhawk pursuant to the Shadow Warrants and any shares of Common Stock issuable to Blackhawk upon the conversion of the Series B Preferred into shares of Common Stock.

(10) Refers to 171,875 shares of Series A Preferred owned of record by Blackhawk.

(11) Includes an aggregate of 5,605,844 shares of Common Stock that such persons have the right to acquire within 60 days pursuant to options, warrants, conversion privileges (inclusive of those contained in the Series A Preferred Stock) or other rights held by such persons; excludes any shares of Common Stock issuable pursuant to the Shadow Warrants and any shares of Common Stock issuable upon the conversion of the Series B Preferred into shares of Common Stock.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

GENERAL INFORMATION

         At the Annual Meeting, four directors (each of whom is currently a director) will be elected to serve until the next Annual Meeting of Stockholders or until his successor shall have been elected and qualified. Prior to July 18, 1997, the Board consisted of Jay D. Haber, Michael Hale, William H. Murphy and Herbert H. Hedick. Effective July 18, 1997, Messrs. Hale, Murphy and Hedick tendered their respective resignations as members of the Board. Steven A. Webster, William R. Ziegler and Christopher M. Harte were appointed on August 1, 1997 to serve as members of the Board to fill vacancies created as a result of the three resignations.

         The names and certain information about the Company's executive officers and nominees are set forth below:

                                                                     Year First
                                                                      Became A
Name                   Age         Position With The Company          Director
----                   ---         -------------------------          --------
Jay D. Haber            52  Chairman of the Board, Chief Executive      1994
                                     Officer, and Director

Lynn A. Turner          48   President and Chief Operating Officer        -

Michael Hale            39       Vice President and Secretary           1994

Michael A. Dunn         43            Vice President and                  -
                                   Chief Technology Officer

Thomas J. Concannon     44            Vice President and                  -
                                    Chief Financial Officer

Steven A. Webster       45                 Director                     1997

William R. Ziegler      55                 Director                     1997

Christopher M. Harte    49                 Director                     1997

         There are no family relationships among any of the directors or executive officers of the Company.

         JAY D. HABER, age 52, has served as a director and as the Company's Chief Executive Officer since August 1, 1994, when the Company acquired the Haber/Hale oil and gas properties. For more than the past five years, Mr. Haber has served as the President of certain privately-owned oil and gas exploration and production companies, including Haber Oil Company, Inc., Haber Resources Corporation and HOC Operating Co., Inc. On August 1, 1997, Mr. Haber was elected Chairman of the Board of the Company.

         LYNN A. TURNER, age 48, has served as the President and Chief Operating Officer of the Company since July 15, 1997. Mr. Turner has twenty years of experience in the seismic acquisition business where he most recently served as the Senior Vice President and Manager of Data Acquisition Services at Fairfield Industries, Inc., a leading provider of seismic acquisition services.

         MICHAEL HALE, age 39, has served as the Vice President of the Company since August 1, 1994. For more than the past five years, Mr. Hale has served as the Vice President of certain privately-owned oil and gas exploration and production companies, including Haber Resources Corporation and HOC Operating Co., Inc., and as President of Hale Exploration Corporation.

         MICHAEL A. DUNN, age 43, has served as a Vice President and the Chief Technology Officer of the Company since August 18, 1997. Mr. Dunn was formerly a Technology Manager at Shell Oil Company and has over 18 years background in all aspects of geoscience.

         THOMAS J. CONCANNON, age 44, has served as a Vice President and the Chief Financial Officer of the Company since July 15, 1997. Mr. Concannon has over 12 years of energy industry experience. For the past five years, he has worked as a private consultant for various energy companies. Prior to that time, he served as President of NJR Energy, a wholly-owned subsidiary of New Jersey Resources, Inc., a NYSE-listed company.

         STEVEN A. WEBSTER, age 45, is the Chairman, Chief Executive Officer and Treasurer of Falcon Drilling Company, Inc., a marine oil and gas drilling contractor since its organization in 1991 that is listed on the New York Stock Exchange. He serves as a director of Grey Wolf, Inc. (formerly DI Industries, Inc.) (an AMEX-listed international land drilling company) and Crown Resources Corporation (a mining company), and as a trust manager of Camden Property Trust (a real estate investment trust). Mr. Webster is also a general partner of Equipment Asset Recovery Fund (an investment fund), a general partner of Somerset Capital Partners, a principal stockholder of Grey Wolf, Inc., and a general partner of Blackhawk Capital Partners, the managing member of Blackhawk Investors, L.L.C. Mr. Webster was appointed a member of the Board of the Company on August 1, 1997.

         WILLIAM R. ZIEGLER, age 55, is a partner of the law firm of Parson & Brown, L.L.P., New York, New York, where he has served as Chairman of that firm since June of 1994. Mr. Ziegler was formerly a partner of Whitman Breed Abbott & Morgan, New York, New York (1993-May 1994), and a predecessor law firm, Whitman & Ransom (since 1976), where he was Co-Chairman of its Corporate Department. Mr. Ziegler is the Vice Chairman and a director of Falcon Drilling Company, Inc., a director and Vice Chairman of Grey Wolf, Inc., a general partner of Somerset Capital Partners, and a general partner of Blackhawk Capital Partners, the managing member of Blackhawk Investors, L.L.C. Mr. Ziegler was appointed a member of the Board of the Company on August 1, 1997.

         CHRISTOPHER M. HARTE, age 49, is a private investor. From 1992 to 1994 Mr. Harte was President of Portland Newspapers, Inc. He holds directorships in several corporations, including Harte-Hanks Communications, Inc. (a NYSE-listed direct marketing and shopper publishing company that is based in San Antonio, Texas), Wildfire Fire Equipment Inc. (a forest fire pump manufacturer based in Montreal) and Hi-Port Inc. (a petroleum product contract packaging company based in Houston), and is an investor member of Blackhawk Investors, L.L.C. Mr. Harte was appointed a member of the Board of the Company on August 1, 1997.

CERTAIN TRANSACTIONS

         INVESTMENT MONITORING AGREEMENT. As an inducement to the consummation of the transactions contemplated by the Purchase Agreement (see "Change in Control"), the Company entered into an Investment Monitoring Agreement on July 18, 1997 with Blackhawk and Blackhawk Capital Partners ("Blackhawk Capital"), the managing member of Blackhawk, pursuant to which Blackhawk Capital was appointed to oversee

Blackhawk's investments in the Company pursuant to the Purchase Agreement. Blackhawk Capital will be paid a fee of $25,000 per year by the Company under the Investment Monitoring Agreement.

         $500,000 BRIDGE FINANCING. On April 25, 1997, the Company obtained a $500,000 private short-term financing from Steven A. Webster and William R. Ziegler. The Company issued 12% Senior Notes, in the aggregate principal amount of $500,000 (the "Senior Notes"), and warrants to purchase an aggregate of 1,000,000 shares of Common Stock (subject to adjustment), at $.75 per share, to Messrs. Webster and Ziegler, in exchange for the $500,000 loan. As part of this financing transaction, the Company entered into a consulting agreement with Mr. Ziegler (the "Consulting Agreement"), pursuant to which, in consideration of certain strategic planning and other consulting services to be provided to the Company and its subsidiaries by Mr. Ziegler, Mr. Ziegler will be paid a quarterly consulting fee equal to one half of 1% of the total investment made by Mr. Ziegler and certain other persons in debt and equity securities of the Company that is outstanding as of the end of each quarter during the three year term of such agreement. The Consulting Agreement further provides that (i) upon any request by Mr. Ziegler, the Company and Mr. Haber would use their best efforts to cause Mr. Ziegler to be elected as a director of the Company so long as Mr. Ziegler and/or any person or entity controlled by or affiliated with him holds at least 3% (on a fully diluted basis, including holdings of debt which may be converted into equity securities and warrants to purchase equity securities) of the equity securities of the Company and (ii) in the event that Mr. Ziegler serves as an independent, outside director of the Company, the Company would grant to him a non-qualified option to purchase an aggregate of 50,000 shares of Common Stock of the Company. Pursuant to the terms of the Purchase Agreement described above (see "Change in Control"), on July 18, 1997, Messrs. Webster and Ziegler exchanged the Senior Notes for an aggregate of 458,333 shares of Common Stock and 15,625 shares of Series A Preferred (which shares are convertible into an aggregate of 208,333 shares of Common Stock), and on August 1, 1997, Messrs. Webster and Ziegler were appointed to the Board of Directors of the Company. In addition, pursuant to the terms of the Purchase Agreement and in satisfaction of the Company's obligation under the Consulting Agreement, the Company and Mr. Ziegler entered into an option agreement providing for the grant of options to purchase 50,000 shares of Common Stock to Mr. Ziegler.

         POST-CLOSING ADJUSTMENT. The Company entered into a Post-Closing Adjustment Agreement dated as of August 31, 1995, by and among the Company, Jay
D. Haber and Michael Hale (the "Post-Closing Agreement"), pursuant to which the Company issued 107,532 shares of Common Stock to Mr. Haber and 77,868 shares of Common Stock to Mr. Hale as an adjustment to the consideration paid to Messrs. Haber and Hale in connection with the Company's August 1, 1994 acquisition of the Haber/Hale oil and gas properties. The Post- Closing Adjustment Agreement was approved unanimously by the disinterested members of the Board of Directors of the Company.

         OFFICER ADVANCES. At December 31, 1996, the Company had outstanding working capital advances from Jay D. Haber totaling $117,722. In addition, as of that date, Mr. Haber had advanced $35,000 to the Company's Lease Bank, bringing the total indebtedness to Mr. Haber as of December 31, 1996 to $152,223.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16(a)-3(d) of the Securities and Exchange Commission during the Company's fiscal year ended December 31, 1996, and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 1996, the Company is not aware of any director, officer, or beneficial owner of more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") that has failed to file on a timely basis, as disclosed in the above forms and reports required by Section 16(a) of the Exchange Act during the Company's most recent fiscal year.

COMMITTEES; MEETINGS

         The Company's Board met one time during the fiscal year ended December 31, 1996. Each of the Company's directors attended at least 75% of the meetings of the Board. The Company does not have separate audit, nominating or compensation committees of the Board of Directors. The Company has a Stock Option Committee which consisted of William H. Murphy and Herbert H. Hedick who were the only disinterested directors of the Company. The Stock Option Committee met once during the fiscal year ended December 31, 1996.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

         The following table reflects all forms of compensation paid during (i) the fiscal year ended September 30, 1994, (ii) the three-month transition period ended December 31, 1994, and (iii) each of the fiscal years ended December 31, 1995 and 1996, for Mitchell A. Lekas' services to the Company prior to August 1, 1994, for Jay D. Haber's services since August 1, 1994, and for Michael Hale's services since January 1, 1995. No other director or executive officer had salary and bonus which exceeded $100,000 during such periods.

============================ ======== ============= =================================================================
                                      Annual compensation                       Long term compensation
                           -------------------------------------- ---------------------------------------------------
                                                                           Awards                   Payouts
                                                                  ----------------------- ---------------------------
                                                         Other    Restricted  Securities
    Name and                                            annual       Stock    underlying                  All other
principal position  Year      Salary      Bonus      compensation   Awards   options/SARs LTIP payouts  compensation
                                ($)        ($)            ($)         ($)         (#)          ($)           ($)
       (a)           (b)        (c)        (d)            (e)         (f)         (g)          (h)           (i)
------------------- ----   ---------- ------------- ------------- ---------- ------------ ------------ --------------
Jay D. Haber,       1996     $140,000   $ --            $ --         $ --      50,000(1)     $ --           $ --
President and Chief
Executive Officer

Michael Hale,       1996      $98,000   $ --            $ --         $ --      50,000(1)     $ --           $ --
Secretary and Vice
President

Jay D. Haber,       1995     $140,000   $31,994(2)      $ --         $ --      15,000(1)     $ --           $ --
President and Chief
Executive Officer

Michael Hale,       1995     $ 98,000   $31,994(2)      $ --         $ --      15,000(1)     $ --           $ --
Secretary and Vice
President

Jay D. Haber,       1994     $ 23,333   $ 2,456(2)      $ --         $  0      15,000(1)     $ --           $ --
President, Chief    (from
Executive Officer  8/1/94,
                  including
                   3-month
                 transition
                   period
                  ended(3)

Mitchell A. Lekas,   1994
President and Chief (until
Executive Officer   8/1/94)  $ 12,000   $  --           $ --          $ --        --          $ --         $ --
==================  ====== ========== ============= ============= ========== ============ ============ ==============

(1) Refers to non-qualified stock options to purchase 15,000 shares of Common Stock granted to Messrs. Haber and Hale, annually, under the 1995 Stock Option Plan. Messrs. Haber and Hale were each entitled to receive such options pursuant to their initial employment agreements with the Company. In addition, Messrs. Haber and Hale were each awarded incentive stock options to purchase 35,000 shares of Common Stock as compensation in connection with the successful funding of the loan obtained in 1996 by the Company's subsidiary, Quantum Geophysical Services, Inc.

(2) Bonus reflects share of net proceeds from sales of oil and gas prospects. Messrs. Haber and Hale were entitled to this bonus pursuant to their initial employment agreements with the Company.

(3) Transition period resulting from the Company's change of its fiscal year end from September 30 to December 31.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

========================= ==================== ==================== ================ ================= ================
                               Number of
                               securities        Percent of total
                               underlying          options/SARs
                              options/SARs          granted to        Exercise or
                                granted        employees in fiscal     base price                         Expiration
          Name                    (#)                  year              ($/Sh)       Market Price at        date
           (a)                    (b)                  (c)                (d)          date of Grant         (e)
------------------------- -------------------- -------------------- ---------------- ----------------- ----------------
Jay D. Haber                    15,000(1)              42.5%          $1.03125(3)        $1.03125        July 31, 2001
                                35,000(2)                              $1.7875(4)         $1.625         March 5, 2001

Michael Hale                    15,000(1)              42.5%          $1.03125(3)        $1.03125        July 31, 2001
                                35,000(2)                              $1.7875(4)         $1.625         March 5, 2001
========================= ==================== ==================== ================ ================= ================

(1) Messrs. Haber and Hale were each entitled to receive non-qualified stock options under the 1995 Stock Option Plan pursuant to their initial employment agreements with the Company.

(2) Messrs. Haber and Hale were each awarded incentive stock options to purchase 35,000 shares of Common Stock as compensation in connection with the successful funding of the loan obtained in 1996 by the Company's subsidiary, Quantum Geophysical Services, Inc.

(3) The price of the stock covered by the options equals the average of the closing high bid and low asked quotations for the Company's Common Stock on the first day of each twelve months of employment.

(4) The price of the stock covered by the incentive stock options is equal to 110% of the fair market value of the Company's Common Stock on the date such options were granted.

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

                                                                       Estimated Future Payouts under
                                                                         Non-Stock Price-Based Plans
                                                       ---------------------------------------------------------------
(a)                   (b)            (c)               (d)                  (e)                    (f)
Name                  Number of      Performance or    Threshold            Target                 Maximum
                      shares, units  other period      ($ or #)             ($ or #)               ($ or #)
                      or other       until maturation
                      rights (#)     or payout
--------------------- -------------- ----------------- -------------------- ---------------------- -------------------
Jay D. Haber(1)       15,000         The options are      N/A                  N/A                    N/A
                                     exercisable
                                     after August 1,
                                     1997. (2)

                      35,000         The options are
                                     exercisable
                                     March 5, 1996.
                                     (3)

Michael Hale(1)       15,000         The options are      N/A                  N/A                    N/A
                                     exercisable
                                     after August 1,
                                     1997. (2)

                      35,000         The options are
                                     exercisable
                                     March 5, 1996. (3)
===================== ============== ================= ==================== ====================== ===================

(1) Messrs. Haber and Hale each received non-incentive stock options covering 15,000 shares of the Company's Common Stock under the terms of their initial employment agreements with the Company. In addition, Messrs. Haber and Hale were each awarded incentive stock options to purchase 35,000 shares as compensation in connection with the successful funding of the loan obtained in 1996 by the Company's subsidiary, Quantum Geophysical Services, Inc.

(2) The exercise price of the options is equal to the average of the closing high bid and low asked quotations for the Company's Common Stock on the date the options were granted.

(3) The exercise price of the options is equal to 110% of the fair market value of the Company's Common Stock on the date such options were granted.

COMPENSATION OF DIRECTORS

         Non-employee directors of the Company receive $2,500 per year for their services as directors and $250 per meeting attended. Directors who are not employees or officers of the Company are reimbursed for their actual expenses incurred in attending meetings of the Board of Directors.

         See "$500,000 Bridge Financing" under "Certain Transactions" for information regarding the terms of the Consulting Agreement between Mr. Ziegler and the Company.


EMPLOYMENT CONTRACTS

         Effective June 19, 1997, the Company entered into a new employment agreement with Jay D. Haber, pursuant to which Mr. Haber serves as the Chief Executive Officer of the Company. The agreement requires Mr. Haber to devote substantially all of his entire business time, attention, skill, and energy exclusively to the business of the Company, and to use his best efforts to promote the success of the Company's business. In exchange, Mr. Haber is entitled to (i) receive an annual salary, commencing August 1, 1997 of $165,000 (subject to annual review by the Board of Directors), (ii) earn an incentive bonus in accordance with the Company's bonus plan to be established for its senior executives, (iii) receive options to purchase an aggregate of 600,000 shares of Common Stock at a price of $1.00 per share which vest over a five-year period, and (iv) participate in the Company's other employee benefit plans. Mr. Haber's employment agreement is terminable by the Company at any time for "cause," as specified in the agreement, or, upon the payment of six months base salary, without cause.

         Effective June 19, 1997, the Company entered into a new employment agreement with Michael Hale, pursuant to which Mr. Hale serves as the Vice President and Secretary of the Company. The agreement requires Mr. Hale to devote substantially all of his entire business time, attention, skill, and energy exclusively to the business of the Company, and to use his best efforts to promote the success of the Company's business. In exchange, Mr. Hale is entitled to (i) receive an annual salary, commencing August 1, 1997 of $120,000,
(ii) earn an incentive bonus in accordance with the Company's bonus plan to be established for its senior executives, (iii) receive options to purchase an aggregate of 300,000 shares of Common Stock at a price of $1.00 per share which vest over a three-year period, and (iv) participate in the Company's other employee benefit plans. Mr. Hale's employment agreement is terminable by the Company upon its good faith determination that there has been a willful violation of the terms of the agreement.

VOTES REQUIRED; BOARD RECOMMENDATION

         The four nominees receiving the highest number of affirmative votes of the shares represented in person or represented by proxy at the meeting and entitled to vote shall be elected to the Board. The Board believes that the election of the nominees listed above as directors of the Company is in the best interest of the Company and its stockholders. The Board, therefore, recommends a FOR vote for the nominees and it is intended that proxies not marked to the contrary will be so voted.


                     AMENDMENT TO THE 1995 STOCK OPTION PLAN
                                  (PROPOSAL 2)

         On August 1, 1997, the Board approved amendments to the Company's 1995 Stock Option Plan (the "1995 Plan"), subject to the approval of the stockholders, (i) to increase the total number of shares of Common Stock available for grant under the 1995 Plan from 500,000 to 2,687,500, (ii) to increase the period in which a non-qualified stock option under the 1995 Plan can be exercisable from five years to ten years after the date of grant, and
(iii) to extend the date on which the 1995 Plan will automatically terminate from July 31, 2004 to July 31, 2007 (the "Option Amendment"). The Company currently does not have any shares available for grant under the 1995 Plan. The purpose of the Option Amendment is to allow the Company to meet contractual commitments to certain directors, key management employees, and persons affiliated with the Company. Currently, there are

12 persons eligible to participate in the 1995 Plan, including four directors, five key management employees (including one director), and four persons affiliated with the Company.

                    DESCRIPTION OF THE 1995 STOCK OPTION PLAN

SUMMARY OF THE 1995 PLAN

         PURPOSE. The purpose of the 1995 Plan is to secure for the Company and its Stockholders the benefits that flow from providing certain directors, key management employees, and persons affiliated with the Company (the "Participants") with additional incentive to further the business of the Company by increasing their proprietary interest in the success of the Company. The 1995 Plan provides for the granting of options to purchase shares of the Company's Common Stock. Under the 1995 Plan, the Participants may be granted (i) Nonqualified Stock Options, (ii) Nonqualified Stock Options with Stock Appreciation Rights, (iii) Incentive Stock Options, and (iv) Incentive Stock Options with Stock Appreciation Rights.

         ADMINISTRATION. The 1995 Plan is administered by a Stock Option Committee (the "Committee"), which is required to consist of not less than two
(2) members of the Board each of whom being disinterested persons within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Committee has complete discretion in granting options and stock appreciation rights under the 1995 Plan. The Board may, however, from time to time, alter, amend, suspend or discontinue the 1995 Plan and make rules for its administration. If the Option Amendment is approved, the 1995 Plan will automatically terminate effective July 31, 2007.

         GRANT OF OPTIONS. If the Option Amendment is approved, stock options may be granted under the 1995 Plan for terms up to but not exceeding ten (10) years from the date of grant. No Incentive Stock Options or Incentive Stock Options with Stock Appreciation Rights may be granted under the 1995 Plan to a key management employee who, immediately before such option is granted, owns (or is attributed by the Internal Revenue Code, as amended (the "Code"), as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless such option is not exercisable after the expiration of five years from the date that the option is granted. The aggregate fair market value (determined at the time an option is granted) of the Common Stock with respect to which Incentive Stock Options or Incentive Stock Options with Stock Appreciation Rights are exercisable for the first time by any employee in any calendar year may not exceed $100,000. The purchase price per share of Common Stock purchasable under options granted pursuant to the 1995 Plan will be determined by the Committee but, in the case of Incentive Stock Options or Incentive Stock Options with Stock Appreciation Rights may not be less than 100% of the fair market value of a share of Common Stock at the time the Incentive Stock Options or Incentive Stock Options with Stock Appreciation Rights are granted; provided, however, that such option price per share of Common Stock purchasable under an Incentive Stock Option or Incentive Stock Option with Stock Appreciation Rights granted to an employee who, immediately before such Incentive Stock Option or Incentive Stock Option with Stock Appreciation Rights is granted, own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company may not be less than 110% of the fair market value at the time the Incentive Stock Option or Incentive Stock Option with Stock Appreciation Rights is granted. Options granted under the 1995 Plan will not be transferrable or assignable in any form or fashion, other than by will or by the laws of descent and distribution, and each option may be exercised, during the lifetime of the employee receiving such option, only by that employee.

         AMENDMENT AND TERMINATION. The Board may alter, change, modify, amend, or terminate the 1995 Plan by written amendment; provided, that no action of the Board may, without the approval of the stockholders; (i) increase the aggregate number of shares of Common Stock which may be purchased under Nonqualified Stock Options, Stock Appreciation Rights or Incentive Stock Options granted under the 1995 Plan; (ii) withdraw the administration of the 1995 Plan from the Committee; amend or alter the option price or Incentive Stock Option price, as applicable; (iii) change in the manner of computing the spread upon the exercise of a Stock Appreciation Right; or (iv) amend the 1995 Plan in any manner which would impair the applicability of Rule 16b-3 under the Securities Exchange Act of 1934, as amended to the 1995 Plan. Furthermore, except as provided in the 1995 Plan, no amendment, modification or termination of the 1995 Plan shall in any manner adversely affect any Nonqualified Stock Option, Stock Appreciation Right or Incentive Stock Option previously granted under the 1995 Plan without the consent of the affected Participant.


1995 PLAN BENEFITS AND SPECIFIC GRANTS

         Set forth below is a summary table as to the options that have been granted to each of the following under the 1995 Plan, assuming approval of the Option Amendment by stockholders.

                               1995 PLAN BENEFITS
                               1995 EMPLOYEE PLAN

           NAME AND POSITION                      DOLLAR VALUE ($)(1)                      NUMBER OF UNITS
           -----------------                      -------------------                      ---------------
Jay D. Haber                                           3,612,500                             680,000 (2)
Chief Executive Officer

Lynn A. Turner                                         2,656,250                             500,000 (3)
President and Chief Operating
Officer

Michael Hale                                           2,018,750                             380,000 (4)
Vice President and Secretary

Michael A. Dunn                                        2,921,875                             550,000 (5)
Vice President and Chief
Technology Officer

Thomas J. Concannon                                    1,593,750                             300,000 (6)
Vice President and Chief
Financial Officer

James V. Gallant                                       1,195,313                             225,000 (7)
President of Signature
Geophysical Services, Inc., a
wholly owned subsidiary of the
Company

Executive Group                                       12,803,125                              2,410,000

Non-Executive Director Group                               0                                      0

Non-Executive, Officer                                  278,906                                 52,500
Employee Group
======================================== =====================================  ======================================

------------------
(1) The exercise price of all options granted to date is equal to the average of the closing bid and low asked quotations of the Company's Common Stock on the effective date of such grant. The market value of the shares underlying such options as of September 30, 1997 is $5.3125 per share.

(2) Refers to the Company's agreement to grant to Jay D. Haber (i) an aggregate of 45,000 non-qualified stock options to purchase Common Stock at an average price of $1.26 per share pursuant to his initial employment agreement, and an aggregate of 35,000 incentive stock options to purchase Common Stock at a price of $1.7875 per share in connection with the successful funding of the loan obtained in 1996 by the Company's subsidiary, Quantum Geophysical Services, Inc. and (ii) an aggregate of 600,000 incentive stock options to purchase Common Stock at a price of $1.00 per share which vest over a five-year period pursuant to his current employment agreement. Under the terms of his current employment agreement, Mr. Haber will have one option to purchase 600,000 shares of Common Stock and will be eligible to exercise 120,000 shares of the incentive stock options on and after each of August 1, 1998, 1999, 2000, 2001 and 2002, provided that he continues to be employed by the Company on such dates, and he exercises such options prior to or on July 15, 2004.

(3) Refers to the Company's agreement to grant 500,000 non-incentive stock options to purchase Common Stock at a price of $.75 per share which vest over a five-year period to Lynn A. Turner pursuant to the employment agreement between the Company and Mr. Turner. Under the terms of his employment agreement, Mr. Turner will have one option to purchase 500,000 shares of Common Stock and will be eligible to exercise 100,000 shares of the non-incentive stock options on and after each of July 15, 1998, 1999, 2000, 2001 and 2002, provided that he continues to be employed by the Company on such dates, and he exercises such options prior to or on July 15, 2004.

(4) Refers to the Company's agreement to grant to Michael Hale (i) an aggregate of 45,000 non-qualified stock options to purchase Common Stock at an average price of $1.26 per share pursuant to his initial employment agreement, and an aggregate of 35,000 incentive stock options to purchase Common Stock at a price of $1.7875 per share in connection with the successful funding of the loan obtained in 1996 by the Company's subsidiary, Quantum Geophysical Services, Inc. and (ii) an aggregate of 300,000 incentive stock options to purchase Common Stock at a price of $1.00 per share which vest over a three-year period pursuant to his current employment agreement. Under the terms of his current employment agreement, Mr. Hale will have one option to purchase 300,000 shares of Common Stock and will be eligible to exercise 100,000 shares of the incentive stock options on and after each of August 1, 1998, 1999, and 2000, provided that he continues to be employed by the Company on such dates, and he exercises such options prior to or on August 1, 2002.

(5) Refers to the Company's agreement to grant 550,000 non-incentive stock options to purchase Common Stock at a price of $.75 per share which vest over a five-year period to Michael A. Dunn pursuant to the employment agreement between the Company and Mr. Dunn. Under the terms of his employment agreement, Mr. Dunn will have two options to purchase an aggregate of 550,000 shares of Common Stock. He will have one option to purchase 500,000 shares of Common Stock and will be eligible to exercise 100,000 shares of the first option on and after each of July 15, 1998, 1999, 2000, 2001 and 2002, provided that he continues to be employed by the Company on such dates, and he exercises such options prior to or on July 15, 2004. He will have a second option to purchase 50,000 shares of Common Stock and will be eligible to exercise all or any part of the second option on and after August 18, 1997, and, provided he continues to be employed by the Company, prior to or on July 15, 2002.

(6) Refers to the Company's agreement to grant 300,000 incentive stock options to purchase Common Stock at a price of $.75 per share which vest over a three-year period to Thomas J. Concannon pursuant to the employment agreement between the Company and Mr. Concannon. Under the terms of his employment agreement, Mr. Concannon will have two options to purchase an aggregate of 300,000 shares of Common Stock. He will have one option to purchase 150,000 shares of Common Stock and will be eligible to exercise 50,000 shares of the first option on and after each of July 15, 1998, 1999, and 2000, provided that he continues to be employed by the Company on such dates, and he exercises such options prior to or on July 15, 2002. He will have a second option to purchase 150,000 shares of Common Stock and will be eligible to exercise all or any part of the second option during the period beginning on July 15, 1997 and ending on July 15, 2002.

(7) Refers to the Company's agreement to grant 225,000 non-incentive stock Options to purchase Common Stock at a price of $.75 per share which vest over a three-year period to James V. Gallant pursuant to the employment agreement between Signature Geophysical Services, Inc. and Mr. Gallant. Under the terms of the employment agreement, Mr. Gallant will have one option to purchase 225,000 shares of Common Stock and will be eligible to exercise 75,000 shares of the non-incentive stock Options on and after each of July 15, 1998, 1999, and 2000, provided that he continues to be employed by the Company on such dates, and he exercises such options prior to or on July 15, 2002.

BOARD RECOMMENDATION

         The affirmative vote of the holders of a majority of shares present in person or represented by proxy in the Annual Meeting is required to approve the Option Amendment. The Board recommends a vote FOR the approval of the amendment to the 1995 Plan and it is intended that proxies not marked to the contrary will be so voted.

                     APPROVAL OF THE 1997 STOCK AWARDS PLAN
                                  (PROPOSAL 3)

         On August 1, 1997, the Board authorized the adoption, subject to stockholder approval, of the Company's 1997 Stock Awards Plan (the "1997 Plan"), because (i) the shares available under the 1995 Plan, assuming the Option Amendment is approved, will become depleted once the Company meets its contractual commitments to certain directors, key management employees, and persons affiliated with the Company and (ii) certain directors of the Company are not eligible to receive awards under the 1995 Plan. Unlike the 1995 Plan, however, the 1997 Plan (i) permits directors who are not employees or consultants of the Company or of a subsidiary to be eligible to participate and
(ii) takes advantage of recent amendments to Rule 16b-3.

         If the 1997 Plan is approved by the stockholders, a total of 5,000,000 shares of Common Stock will be reserved for issuance under the 1997 Plan. The shares available under the 1997 Plan will be used primarily to grant stock options in the future to certain employees, members of the Board or any persons affiliated with the

Company. No options to purchase the Company's Common Stock have been granted pursuant to the 1997 Plan. The Company currently has approximately 100 persons eligible to participate in the 1997 Plan, including eight employees of the Company, four members of the Board, and 89 persons employed by subsidiaries of the Company.

                          DESCRIPTION OF THE 1997 PLAN

SUMMARY OF THE 1997 PLAN

         PURPOSE. The purpose of the 1997 Plan is to provide a means by which the Company and its subsidiaries may attract, retain and motivate employees, members of the Board or other persons affiliated with the Company (the "1997 Plan Participants") and to provide a means whereby such 1997 Participants can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. A further purpose of the 1997 Plan is to provide 1997 Plan Participants with additional incentive and reward opportunities designed to enhance the profitable growth and increase stockholder value of the Company. Accordingly, the 1997 Plan provides for granting (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) Phantom Stock Awards, or (v) any combination of the foregoing, as is best suited to the particular circumstances as provided herein (individually or collectively, the "Award").

         ADMINISTRATION. The 1997 Plan is to be administered by the Board or, in the discretion of the Board, a committee appointed by the Board (the "1997 Plan Committee"). Subject to the provisions of the 1997 Plan, the Board or the 1997 Plan Committee will have sole authority, in its discretion, to determine which 1997 Plan Participant shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, the number of shares of Common Stock which may be issued under each Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right or Restricted Stock Award, and the value of each Phantom Stock Award. In making such determinations the Board or the 1997 Plan Committee may take into account the nature of the services rendered by the respective 1997 Plan Participants, their present and potential contributions to the Company's success and such other factors as the Board or the 1997 Plan Committee in its discretion shall deem relevant. Subject to the express provisions of the 1997 Plan, the Board or the 1997 Plan Committee is authorized to construe the 1997 Plan, to prescribe such rules and regulations relating to the 1997 Plan as it may deem advisable to carry out the 1997 Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board or the 1997 Plan Committee to cause designated stock options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the 1997 Plan.

         GRANT OF STOCK OPTIONS. Incentive Stock Options may only be granted to employees of the Company and its affiliates. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all "incentive stock option" plans of the Company and its parent and subsidiary corporations) exceeds $100,000, the Incentive Stock Options covering shares of Common Stock in excess of $100,000 (but not Incentive Stock Options covering Common Stock up to $100,000) shall be treated as Nonqualified Stock Options as determined by the Board or the 1997 Plan Committee. No Incentive Stock Option shall be granted to an individual if, at the time the stock option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Internal Revenue Code of 1986, as amended (the "Code"), unless (i) at the time such stock option is granted the option price is at least 110% of the fair market value of the Common Stock subject to the stock option and (ii) such stock option is by its terms is not exercisable after the expiration of five years from the date of grant. The price at which a share of Common Stock may be purchased upon exercise of a Incentive Stock Option or a Nonqualified Stock Option shall be determined by the Board or the 1997 Plan Committee, but such purchase price shall not be less than, in the case of Incentive Stock Options, the fair market value of Common Stock subject to the stock option on the date the stock option is granted and such purchase price shall be subject to adjustment as provided in the 1997 Plan. An Award shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable, during the lifetime of the employee receiving such Awards, only by such employee or the employee's guardian or legal representative.

         AMENDMENT AND TERMINATION. The Board in its discretion may terminate the 1997 Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the 1997 Plan or any part thereof from time to time; PROVIDED that no change in any Award theretofore granted may be made which would impair the rights of the 1997 Plan Participant receiving such Award without the consent of such employee (unless such change is required in order to cause the benefits under the 1997 Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder).


FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of the current federal income tax rules related to the grant and exercise of Nonqualified Stock Options, Nonqualified Stock Options with Stock Appreciation Rights, Incentive Stock Options, Incentive Stock Options with Stock Appreciation Rights, Restricted Stock Awards, and Phantom Stock Awards.


NONQUALIFIED STOCK OPTIONS

         The tax consequences to an optionee of the initial grant of a Nonqualified Stock Option depend upon whether or not a "readily ascertainable fair market value" for the stock option is determinable at the time the option is granted. It is contemplated that the Nonqualified Stock Options will not have a readily ascertainable fair market value. Accordingly, a grantee of a Nonqualified Stock Option will not recognize taxable income on the grant of the option. Upon a grantee's exercise of a Nonqualified Stock Option, (i) the grantee will recognize ordinary income in an amount equal to the difference between the exercise price of the shares purchased pursuant to the Nonqualified Stock Option and their fair market value on the exercise date, and (ii) the Company will be entitled to a tax deduction in an amount equal to such difference. An optionee's tax basis in the stock acquired pursuant to the exercise of a Nonqualified Stock Option will be equal to the sum of the amount of cash paid and the amount of ordinary income recognized on such exercise. Upon the subsequent sale or disposition of shares of Common Stock, any amount received in excess of the optionee's tax basis in such shares will be treated as short-term or long-term capital gain, depending on the holding period.

NONQUALIFIED STOCK OPTIONS WITH STOCK APPRECIATION RIGHTS

         A grant of Stock Appreciation Rights is not a taxable event. The Stock Appreciation Rights may be paid in cash or shares of Common Stock or both. If cash is given upon exercise of the Stock Appreciation Rights, the grantee will recognize ordinary income in the amount of cash received. If Common Stock is given upon the exercise of the Stock Appreciation Rights, generally the fair market value of the Common Stock will be recognized as ordinary income by the grantee (subject to potential delay in taxation in the event the Common

Stock is subject to certain restrictions). The Company will be entitled to a tax deduction to the extent that a grantee recognizes ordinary income upon the exercise of the Stock Appreciation Rights.

INCENTIVE STOCK OPTIONS

         A grantee of Incentive Stock Options generally does not recognize taxable income either on the date of grant or on the date of exercise. Upon the exercise of the Incentive Stock Option, however, the difference between the fair market value of the Common Stock received and the option price may be subject to the alternative minimum tax. Upon disposition of shares of Common Stock acquired from the exercise of an Incentive Stock Option, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if a grantee disposes of the shares of Common Stock within two years of the date of grant or within one year of the date of exercise, however, the grantee will recognize ordinary income equal to the lesser of (i) the amount realized at the disposition, or (ii) the difference between the fair market value of the shares of the Common Stock received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period of time the shares are held. The Company is not entitled to a tax deduction on either exercise of an Incentive Stock Option or disposition of shares of Common Stock acquired pursuant to such exercise, except to the extent that a grantee recognizes ordinary income on the disposition of such shares.

INCENTIVE STOCK OPTIONS WITH STOCK APPRECIATION RIGHTS

         A grant of Stock Appreciation Rights is not a taxable event. The Stock Appreciation Rights may be paid in cash or shares of Stock or both. If cash is given upon exercise of the Stock Appreciation Rights, the grantee will recognize ordinary income in the amount of cash received. If Stock is given upon the exercise of the Stock Appreciation Rights, generally the fair market value of the Common Stock will be recognized as ordinary income by the Grantee (subject to potential delay in taxation in the event the Common Stock is subject to certain restrictions). The Company will be entitled to a tax deduction to the extent that a grantee recognizes ordinary income upon the exercise of an Stock Appreciation Rights.

RESTRICTED STOCK AWARDS

         The tax consequences to a recipient of Restricted Stock are governed by
Section 83 of the Code. Typically, an award of Restricted Stock will be subject to a substantial risk of forfeiture and non-transferability restrictions so that there will be no tax consequences at the time of the award of Restricted Stock. However, at such time as the stock becomes transferable or is no longer subject to a substantial risk of forfeiture, then the recipient will reorganize ordinary income based on the fair market value of such stock and the Company will be entitled to a tax deduction in the same amount. Alternatively, a recipient can make an election under Section 83(b) of the Code within 30 days following receipt of Restricted Stock, the effect of which is to accelerate the taxable event so that the recipient will recognize ordinary income equal to the fair market value of the Restricted Stock as of the date of the award. Thereafter, a recipient will not recognize any further gain until the stock is sold. The recipient's basis in the stock will be sum of the amount paid for the stock and any amount included in income as a result of the Section 83(b) election.

PHANTOM STOCK AWARDS

         A grant of Phantom Stock is not a taxable event. At the time that the recipient is ultimately paid the amount of Phantom Stock (whether in cash or Common Stock of the Company) the Recipient will recognize ordinary income based on the value of the amount received and the Company will be entitled to a tax deduction in the same amount at that time.


PARTICIPATION IN THE 1997 PLAN

         Participation in the 1997 Plan is in the discretion of the Board or the 1997 Plan Committee. Accordingly, future participation by employees, members of the Board or consultants of the Company or any persons affiliated with the Company under the 1997 Plan is not determinable. No options have been granted under the 1997 Plan.


BOARD RECOMMENDATION

         The Board believes that the adoption of the 1997 Plan is in the best interest of the Company and the stockholders. An affirmative vote of the holders of a majority of shares present in person or represented by proxy in the Annual Meeting is required to adopt the 1997 Plan. The Board recommends a vote FOR the approval of the 1997 Plan and it is intended that proxies not marked to the contrary will be so voted.


                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                                  (PROPOSAL 4)

         The Company's Certificate of Incorporation, as currently in effect (the "Certificate"), provides that the Company is authorized to issue two classes of stock consisting of 15,000,000 shares of Common Stock, $.20 par value, and 2,500,000 shares of Preferred Stock, $10.00 par value. On August 1, 1997, the Board adopted a resolution setting forth an amendment to the Certificate of Incorporation of the Company (the "Share Amendment"), subject to the approval of the stockholders, that authorizes (i) an increase in the number of authorized shares of the Company's Common Stock from 15,000,000 to 100,000,000 shares and
(ii) a change in the par value of the Common Stock from $.20 to $.01 per share. The stockholders are being asked to approve the Share Amendment at the Annual Meeting.

         As of September 30, 1997, 10,860,788 shares of the Common Stock were issued and outstanding. If the Share Amendment is approved, the Board would have the authority to issue 89,139,212 shares of Common Stock (as of September 30, 1997) without further stockholder approval. The Board of the Company believes that the increase in the number of authorized shares of Common Stock is in the best interest of the Company and its stockholders. The principal purpose of the increase in the number of authorized shares of Common Stock and the change in the par value of the Common Stock is to increase the Company's flexibility to, among other things, raise additional capital, meet certain contractual commitments, and pursue attractive acquisitions of geophysical services companies.


EFFECT OF PROPOSED SHARE AMENDMENT

         In the event that the Share Amendment is adopted, the number of authorized shares of Common Stock will be increased from 15,000,000 to 100,000,000 shares and the par value of the Common Stock will be changed from $.20 to $.01 per share as of the day on which the Share Amendment is filed with the Secretary of State of the State of Delaware. Upon the filing of the Share Amendment with the Secretary of State of the State of Delaware, the 187,500 issued and outstanding shares of Series A Preferred will be converted automatically into an aggregate of 2,500,000 shares of Common Stock. The 100,000 issued and outstanding shares of Series B

Preferred will be converted automatically into an aggregate of 1,333,333 shares of Common Stock on January 1, 1998.

         It is not anticipated that the Share Amendment will affect the registration of the Common Stock under the Securities Exchange Act of 1934, as amended.


BOARD RECOMMENDATION

         The Board has determined that the Share Amendment is in the best interest of the Company and recommends a vote FOR authorization of the Share Amendment, and it is intended that proxies not marked to the contrary will be so voted. The affirmative vote of a majority of the outstanding shares of stock entitled to vote is required for authorization of the Share Amendment.


                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 5)

         Subject to the approval of the stockholders, the Board has appointed the firm of Tsakopulos, Brown, Schott & Anchors of San Antonio, Texas, as independent public accountants to examine the Company's consolidated financial statements for the fiscal year ending December 31, 1997. Tsakopulos, Brown, Schott & Anchors has audited the Company's financial statements for the fiscal years ended December 31, 1995 and 1996. Representatives of Tsakopulos, Brown, Schott & Anchors are expected to be present at the Annual Meeting, and will have an opportunity to make a statement, if they so desire, and to respond to appropriate questions from those attending the meeting.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The audit reports of Tsakopulos, Brown, Schott & Anchors on the consolidated financial statements of the Company during the fiscal years ended December 31, 1995 and 1996 did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

         In connection with Tsakopulos, Brown, Schott & Anchors' audits of the three-month transition period ended December 31, 1994 and the fiscal years ended December 31, 1995 and 1996, there were no disagreements with Tsakopulos, Brown, Schott & Anchors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Tsakopulos, Brown, Schott & Anchors to make reference to the subject matter of the disagreement in connection with its opinion.


BOARD RECOMMENDATION

         The Board recommends a vote FOR the ratification and appointment of Tsakopulos, Brown, Schott & Anchors as the Company's independent public accountants for the fiscal year ending December 31, 1997, and it is intended that proxies not marked to the contrary will be so voted. The ratification and appointment of Tsakopulos, Brown, Schott & Anchors will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting.

                                 OTHER BUSINESS

         Management knows of no other business to be brought before the Annual Meeting other than (i) the election of directors, (ii) the approval of the amendment to the Company's 1995 Stock Option Plan, (iii) the approval of the Company's 1997 Stock Awards Plan, (iv) the approval of the proposed amendment to the Certificate of Incorporation, and (v) the ratification and appointment of the Company's independent public accountants. If any other proposals come before the meeting, it is intended that the shares represented by proxies shall be voted in accordance with the judgment of the person or persons exercising the authority conferred by the proxies.


                                       By Order of the Board of Directors

                                       /s/ MICHAEL HALE
                                       MICHAEL HALE
                                       SECRETARY

Houston, Texas
October 27, 1997

                                     ANNEX A

                                GEOKINETICS INC.
                             1997 STOCK AWARDS PLAN

                                GEOKINETICS INC.

                             1997 STOCK AWARDS PLAN


      1. PURPOSE. The purpose of the GEOKINETICS INC. 1997 STOCK AWARDS PLAN (The "PLAN") is to provide a means through which GEOKINETICS INC., a Delaware corporation (the "COMPANY"), and its subsidiaries, may attract, retain and motivate employees, directors and persons affiliated with the Company and to provide a means whereby such persons can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. A further purpose of the Plan is to provide such participants with additional incentive and reward opportunities designed to enhance the profitable growth and increase stockholder value of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Awards, or any combination of the foregoing, as is best suited to the particular circumstances as provided herein.

      2. DEFINITIONS. The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

            (a) "AFFILIATES" means any "parent corporation" of the Company and any "subsidiary" of the Company within the meaning of Code Sections 424(e) and (f), respectively, and any entity which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the Company.

            (b) "AWARD" means, individually or collectively, any Option, Restricted Stock Award, Phantom Stock Award or Stock Appreciation Right.

            (c) "BOARD" means the Board of Directors of the Company.

            (d) "CHANGE OF CONTROL" means the occurrence of any of the following events: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company),
      (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

            (e) "CHANGE OF CONTROL VALUE" shall mean (i) the per share price offered to stockholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if such Change of Control occurs other than pursuant to a tender or exchange offer, the Fair Market Value per share of the shares into which Awards are exercisable, as determined by the Committee, whichever is applicable. In the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

            (f) "Charter Amendment" means an amendment to the Certificate of Incorporation of the Company which provides for (i) an increase in the number of shares of authorized Common Stock from 15,000,000 to 100,000,000 and (ii) a reduction in the par value of the Common Stock from $.020 to $.01 per share.

            (g) "CODE" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

            (h) "COMMITTEE" means the Compensation Committee of the Board which shall be constituted (i) as to permit the Plan to comply with Rule 16b-3, and (ii) solely of "outside directors," within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder.

            (i) "COMPANY" means Geokinetics Inc.

            (j) "DIRECTOR" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

            (k) An "EMPLOYEE" means any person (including an officer or a Director) in an employment relationship with the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code).

            (l) "1934 ACT" means the Securities Exchange Act of 1934, as amended.

            (m) "FAIR MARKET VALUE" means, as of any specified date, the mean of the high and low sales prices of the Stock (i) reported by any interdealer quotation system on which the Stock is quoted on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee (or the Board, if no Committee has been established) in such manner as it deems appropriate.

            (n) "HOLDER" means a Participant who has been granted an Award.

            (o) "INCENTIVE STOCK OPTION" means an incentive stock option within the meaning of Section 422(b) of the Code.

            (p) "NONQUALIFIED STOCK OPTION" means an option granted under
      Section 7 of the Plan to purchase Stock that does not constitute an Incentive Stock Option.

            (q) "OPTION" means an Award granted under Section 7 of the Plan and includes both Incentive Stock Options to purchase Stock and Nonqualified Stock Options to purchase Stock.

            (r) "OPTION AGREEMENT" means a written agreement between the Company and a Holder with respect to an Option.

            (s) "PARTICIPANT" means individually or collectively, an employee, member of the Board of Directors or person affiliated with the Company or any of its Affiliates, who participates in the Plan.

            (t) "PHANTOM STOCK AWARD" means an Award granted under Section 10 of the Plan.

            (u) "PHANTOM STOCK AWARD AGREEMENT" means a written agreement between the Company and a Holder with respect to a Phantom Stock Award.

            (v) "RELOAD OPTION" means the grant of a new Option to a Holder who exercises an Option(s) as provided in Section 7(f) of the Plan.

            (w) "RESTRICTED STOCK AGREEMENT" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

            (x) "RESTRICTED STOCK AWARD" means an Award granted under Section 9 of the Plan.

            (y) "RULE 16B-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

            (z) "SPREAD" means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date such right is exercised over the price designated in such Stock Appreciation Right.

            (aa) "STOCK" means the common stock par value, $.01 per share, of the Company.

            (bb) "STOCK APPRECIATION RIGHT" means an Award granted under Section 8 of the Plan.

            (cc) "STOCK APPRECIATION RIGHTS AGREEMENT" means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

      3. EFFECTIVE DATE AND TERM. The Plan shall be effective upon the later to occur of (i) the date of its adoption by the Board, provided that the Plan has been or is approved by the stockholders of the Company within twelve months of its adoption by the Board, and (ii) the filing of the Charter Amendment with the Secretary of State of Delaware. No further Awards may be granted under the Plan after November 30, 2007. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

      4. ADMINISTRATION. The Plan shall be administered by the Board or by the Committee as authorized by the Board (hereinafter where the term "Committee" is used "Board" shall be substituted, if no Committee has been established). Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which Participant shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, the number of shares of Stock which may be issued under each Option, Stock Appreciation Right or Restricted Stock Award, and the value of each Phantom Stock Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Section 4 shall be conclusive.

      5. SHARES SUBJECT TO THE PLAN. Subject to Section 11, the aggregate number of shares of Stock that may be issued under the Plan shall be 5,000,000 shares. The Stock to be offered pursuant to the grant of an Award may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company. Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is paid in cash, any shares of Stock subject to such Award shall again be available for the grant of an Award. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonqualified Stock Option.

      6. ELIGIBILITY. Awards may be granted only to persons who, at the time of grant, are employees, members of the Board or persons affiliated with the Company or any of its Affiliates. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Phantom Stock Award or any combination thereof.

      7.    STOCK OPTIONS.

            (a) OPTION PERIOD. The term of each Option shall be as specified by the Committee at the date of grant.

            (b) LIMITATIONS ON EXERCISE OF OPTION. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

            (c) SPECIAL LIMITATIONS ON INCENTIVE STOCK OPTIONS. Incentive Stock Options may only be granted to employees of the Company and its Affiliates. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all "incentive stock option" plans of the Company and its parent and subsidiary corporations) exceeds $100,000, the Incentive Stock Options covering shares of Stock in excess of $100,000 (but not Incentive Stock Options covering Stock up to $100,000) shall be treated as Nonqualified Stock Options as determined by the

      Committee. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless
      (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

            (d) OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Section 422 of the Code. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Payment in full or in part may also be made by reduction in the number of shares of Stock issuable upon the exercise of an Option, based on the Fair Market Value of the shares of Stock on the date the Option is exercised. Each Option Agreement shall provide that the Option may not be exercised earlier than 30 days from the date of grant and shall specify the effect of termination of employment or service on the exercisability of the Option. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the option price, (ii) the delivery of the shares of Stock from the Company directly to a brokerage firm and (iii) the delivery of the option price from the sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement may also include, without limitation, provisions relating to (i) vesting of Options, subject to the provisions hereof accelerating such vesting on a Change of Control, (ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

            (e) OPTION PRICE AND PAYMENT. The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such purchase price shall not be less than, in the case of Incentive Stock Options, the Fair Market Value of Stock subject to an Option on the date the Option is granted and (ii) such purchase price shall be subject to adjustment as provided in Section 11. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

            (f) RELOAD OPTIONS. The Committee shall have the authority to and, in its sole discretion may, specify at or after the time of grant of a Nonqualified Stock Option, that a Holder shall be automatically granted a Reload Option in the event such Holder exercises all or part of an original option ("ORIGINAL OPTION") within five years of the date of grant of the Original Option, by means of, in accordance with Section 7(d) of this Plan, (i) a cashless exercise, (ii) a reduction in the number of shares of Stock issuable upon such exercise sufficient to pay the purchase price and the applicable withholding taxes, based on the Fair Market Value of the shares of Stock on the date the Option is exercised, or (iii) surrendering to the Company already owned shares of Stock in full or partial payment of the purchase price under the Original Option and the applicable withholding taxes. The grant of Reload Options shall be subject to the availability of shares of Stock under this Plan at the time of exercise of the Original Option and to the limits provided for in Section 5 of this Plan. The Committee shall have the authority to determine the terms of any Reload Options granted.

            (g) STOCKHOLDER RIGHTS AND PRIVILEGES. The Holder shall be entitled to all the privileges and rights of the stockholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

            (h) OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of stock of the employing corporation with the result that such employing corporation becomes a subsidiary.

      8.    STOCK APPRECIATION RIGHTS.

            (a) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that the Stock Appreciation Right shall be cancelled when and to the extent the related Option is exercised and that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Stock, at the election of the Holder. With respect to Stock Appreciation Rights that are subject to Section 16 of the 1934 Act, however, the Committee shall, except as provided in
      Section 11(c), retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or a combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Each Stock Appreciation Rights Agreement shall provide that the Stock Appreciation Rights may not be exercised earlier than 30 days from the date of grant and shall specify the effect of termination of employment on the exercisability of the Stock Appreciation Rights.

            (b) OTHER TERMS AND CONDITIONS. At the time of such Award, the Committee, may in its sole discretion, prescribe additional terms, conditions or restrictions relating to Stock Appreciation Rights, including but not limited to rules pertaining to termination of employment (by retirement, disability, death or otherwise) or termination of service of a Holder prior to the expiration of such Stock Appreciation Rights. Such additional terms, conditions or restrictions shall be set forth in the Stock Appreciation Rights Agreement made in conjunction with the Award. Such Stock Appreciation Rights Agreements may also include, without limitation, provisions relating to (i) vesting of Awards, subject to the provisions hereof accelerating vesting on a Change of Control, (ii) tax matters (including provisions covering applicable wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan, that the Committee shall in its sole discretion determine. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical.

            (c) AWARD PRICE. The award price of each Stock Appreciation Right shall be determined by the Committee, but such award price (i) shall not be less than the

      Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the Fair Market Value of the Stock on the date of grant pursuant to Section 7(c)), and (ii) shall be subject to adjustment as provided in Section 11.

            (d) EXERCISE PERIOD. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

            (e) LIMITATIONS ON EXERCISE OF STOCK APPRECIATION RIGHT. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

      9.    RESTRICTED STOCK AWARDS.

            (a) FORFEITURE RESTRICTIONS TO BE ESTABLISHED BY THE COMMITTEE. Shares of Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (the "FORFEITURE RESTRICTIONS"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of business objectives established by the Committee that are based on (1) the price of a share of Stock, (2) the Company's earnings per share, (3) the Company's revenue, (4) the revenue of a business unit of the Company designated by the Committee, (5) the return on stockholders' equity achieved by the Company, (6) the Company's pre-tax cash flow from operations, or (7) similar criteria established by the Committee, (ii) the Holder's continued employment with the Company for a specified period of time, or (iii) other measurements of individual, business unit or Company performance. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 9(b) or Section 11.

            (b) OTHER TERMS AND CONDITIONS. Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends with respect to Stock subject to a Restricted Stock Award, to vote Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions shall have expired, (ii) the Company shall retain custody of the Stock until the Forfeiture Restrictions shall have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock until the Forfeiture

      Restrictions shall have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement, shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment (by retirement, disability, death or otherwise) or termination of service of a Holder prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to (i) subject to the provisions hereof accelerating vesting on a Change of Control, vesting of Awards, (ii) tax matters (including provisions (y) covering any applicable employee wage withholding requirements and (z) prohibiting an election by the Holder under Section 83(b) of the Code), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical.

            (c) PAYMENT FOR RESTRICTED STOCK. The Committee shall determine the amount and form of any payment for Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

            (d) AGREEMENTS. At the time any Award is made under this Section 9, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

      10.   PHANTOM STOCK AWARDS.

            (a) PHANTOM STOCK AWARDS. Phantom Stock Awards are rights to receive an amount equal to the Fair Market Value of Stock over a specified period of time, which vest over a period of time or upon the occurrence of an event (including without limitation a Change of Control) as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law). Each Phantom Stock Award shall have a maximum value established by the Committee at the time of such Award.

            (b) AWARD PERIOD. The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which or the event upon which the Award shall vest with respect to the Holder.

            (c) AWARDS CRITERIA. In determining the value of Phantom Stock Awards, the Committee shall take into account a Participant's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

            (d) PAYMENT. Following the end of the vesting period for a Phantom Stock Award, the Holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Stock or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

            (e) TERMINATION OF EMPLOYMENT OR SERVICE. A Phantom Stock Award shall terminate if the Holder does not remain continuously in the employ or in the service of the Company at all times during the applicable vesting period, except as may be otherwise determined by the Committee or as set forth in the Award at the time of grant.

            (f) AGREEMENTS. At the time any Award is made under this Section 10, the Company and the Holder shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby and such matters described in Section 9(b) as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

      11.   RECAPITALIZATION AND REORGANIZATION.

            (a) The shares with respect to which Awards may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation by the Company of the shares of Stock, then the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

            (b) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted, the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Award.

            (c) In the event of a Change of Control, all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award other than an Option outstanding hereunder shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value. Further, in the event of a Change of Control, the Committee, in its discretion shall act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Holders and which may vary among Options held by any individual Holder: (i) determine a limited period of time on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (4) provide that thereafter upon any exercise of an Option theretofore granted the Holder shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Holder has been the holder of record of the number of shares of Stock then covered by such Option. The provisions contained in this paragraph shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

            (d) In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this
      Section 11, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

            (e) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

            (f) Any adjustment provided for in Subparagraphs (a), (b), (c) or
      (d) above shall be subject to any required stockholder action.

            (g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

      12. AMENDMENT AND TERMINATION. The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; PROVIDED that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder).

      13.   MISCELLANEOUS.

            (a) NO RIGHT TO AN AWARD. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give a

      Participant any right to be granted an Award to purchase Stock, a right to a Stock Appreciation Right, a Restricted Stock Award or a Phantom Stock Award or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock Agreement or Phantom Stock Award Agreement on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

            (b) NO EMPLOYMENT RIGHTS CONFERRED. Nothing contained in the Plan shall (i) confer upon any Participant any right to continue as an employee or person affiliated with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment or consulting arrangement at any time.

            (c) OTHER LAWS; WITHHOLDING. The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

            (d) NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

            (e) RESTRICTIONS ON TRANSFER. An Award shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the Holder's lifetime only by such Holder or the Holder's guardian or legal representative.

            (f) RULE 16B-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

            (g) SECTION 162(M). If the Plan is subject to Section 162(m) of the Code, it is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options and Stock Appreciation Rights granted hereunder and, if determined by the Committee, Restricted Stock Awards, shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with
      Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

            (h) GOVERNING LAW. This Plan shall be construed in accordance with the laws of the State of Delaware.

                                GEOKINETICS INC.
                           5555 SAN FELIPE, SUITE 780
                              HOUSTON, TEXAS 77056

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Jay D. Haber and Michael Hale as proxies, each with full power of substitution, and authorizes them to vote as designated below, all the shares of voting stock of Geokinetics Inc. held on record by the undersigned on October 20, 1997, at the annual meeting of stockholders to be held at the Marathon Oil Tower, 5555 San Felipe, 10th Floor Conference Center, Houston, Texas 77056, at 10:00 a.m. (local time) on November 20, 1997, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2, 3, 4 AND 5.

1.    ELECTION OF DIRECTORS OF THE COMPANY

      [ ]   FOR all nominees listed below    [ ] WITHHOLD AUTHORITY to vote
            (except as marked to the             for all nominees listed
            contrary below).                     below.

            Jay D. Haber                         Steven A. Webster
            Christopher M. Harte                 William R. Ziegler

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE SPACE PROVIDED BELOW:



2. APPROVAL OF THE AMENDMENT TO THE 1995 STOCK OPTION PLAN of the Company.

      [ ]   FOR               [ ]   AGAINST           [ ]   ABSTAIN

3. APPROVAL OF THE 1997 STOCK AWARDS PLAN of the Company.

      [ ]   FOR               [ ]   AGAINST           [ ]   ABSTAIN

4. APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION of the Company.

      [ ]   FOR               [ ]   AGAINST           [ ]   ABSTAIN

5. RATIFICATION OF THE APPOINTMENT OF TSAKOPULOS, BROWN, SCHOTT & ANCHORS as independent public accountants of the Company.

      [ ]   FOR               [ ]   AGAINST           [ ]   ABSTAIN

6. In their discretion, the proxies are authorized to vote upon any other matter that properly may come before the meeting or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.

      [NAME OF STOCKHOLDER]

DATED:  ____________  ___, 1997
                                    signature


                                    signature if held jointly

Please date, sign exactly as your name appears hereon and mail this proxy card in the enclosed envelope. No postage is required. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this proxy should be signed by a duly authorized officer.

[ ]   Please check this box if you plan on attending the Annual Meeting.